UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 24, 2011

CROWN HOLDINGS, INC.
 (Exact name of Registrant as specified in its charter)

Pennsylvania	0-50189	75-3099507
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Crown Way
Philadelphia, Pennsylvania 19154-4599
(215) 698-5100
(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02.

(d)        Election of Directors.

On February 24, 2011, Josef M. Müller was elected to serve on the Board of Directors of Crown Holdings, Inc. (the “Company”) and was named to the Company's Audit Committee.  Mr. Müller, who spent his 35 year career with the Nestlé Group, currently serves as an Executive-in-Residence at I.M.D., International Institute for Management Development in Lausanne, Swtizerland, President of the Swiss Chinese Chamber of Commerce in Geneva, Switzerland and President of the Swiss Brand Association, “PROMARCA.”

There are no arrangements between Mr. Müller and any other person pursuant to which Mr. Müller was elected to serve as a director of the Company, nor are there any transactions in which the Company is a participant in which Mr. Müller has a direct or indirect material interest.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 1, 2011	CROWN HOLDINGS, INC.

	By:	/s/ Kevin C. Clothier
Name: Kevin C. Clothier
Title: Vice President and Corporate Controller

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